EXHIBIT 24
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                                Power of Attorney

         WHEREAS, USG Corporation, a Delaware corporation, is about to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933 relating to the registration of obligations to pay deferred compensation under the USG Corporation Supplemental Retirement Plan-Part B in an amount estimated at $100,000,000 solely for purposes of calculating the registration fee;

         NOW, THEREFORE, BE IT KNOWN, that each of the undersigned directors of USG Corporation hereby constitutes and appoints William C. Foote, Richard H. Fleming and Dean H. Goossen his or her true and lawful attorneys in fact, and each of them with full power to act without the other his or her true and lawful attorney in fact, and in such director's name, place and stead in any and all capacities to sign such Registration Statement and any amendments, post-effective amendments, and supplements so signed with all exhibits thereto and any and all documents in connection therewith with the Securities and Exchange Commission, hereby granting unto said attorneys in fact, and to each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF the undersigned have hereunto set their hands as of the 23rd day of May, 1997.

/s/ Robert L. Barnett                        /s/ Keith A. Brown
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Robert L. Barnett,                           Keith A. Brown,
Director                                     Director

/s/ W.H. Clark                               /s/ James C. Cotting
-------------------------                    --------------------------
W. H. Clark,                                 James C. Cotting,
Director                                     Director

/s/ Lawrence M. Crutcher                     /s/ W. Douglas Ford
-------------------------                    --------------------------
Lawrence M. Crutcher,                        W. Douglas Ford,
Director                                     Director

/s/ David W. Fox                             /s/ Philip C. Jackson, Jr.
-------------------------                    --------------------------
David W. Fox,                                Philip C. Jackson, Jr.,
Director                                     Director

/s/ Marvin E. Lesser                         /s/ John B. Schwemm
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Marvin E. Lesser,                            John B. Schwemm,
Director                                     Director

/s/ Judith A. Spreiser
-------------------------
Judith A. Sprieser,
Director